Exhibit 99.1

ANEW MEDICAL, INC. Enters Into Definitive Merger Agreement with Redwoods Acquisition Corp.

●	ANEW MEDICAL, INC. (“ANEW”) has entered into a definitive business combination agreement with Redwoods Acquisition Corp. (NASDAQ: RWOD).
●	ANEW is developing a platform and commercializing novel gene therapies to alleviate and/or reverse the progression of neurogenerative diseases.

●	ANEW intends to use the proceeds from the transaction to progress its lead gene therapy programs including for amyotrophic lateral sclerosis (ALS) and Alzheimer's disease (AD).

NEW YORK, May 30, 2023 /PRNewswire/ -- ANEW MEDICAL, INC. (“ANEW” or the "Company"), an early-stage biotechnology company focused on developing disruptive new therapies to treat neurodegenerative diseases, announced today that it has entered into a definitive merger agreement with Redwoods Acquisition Corp. (NASDAQ: RWOD; "Redwoods"), a publicly traded special purpose acquisition company, or SPAC. ANEW currently has its common stock quoted on the OTC Markets under the symbol “LEAS”.

The transaction values the combined company at a pro forma enterprise value of approximately US$94.0 million (assuming no redemptions) with existing ANEW stockholders rolling over 100% of their equity into the combined company. ANEW stockholders will be eligible to receive additional shares pursuant to an earn-out based on the combined company's stock performance following the closing of the transaction. The transaction is expected to provide approximately US$54 million of cash proceeds, assuming no redemptions by Redwoods stockholders. These values exclude up to five million of additional earn-out shares that would be issued to ANEW stockholders if applicable stock performance-based requirements are met. Upon completion of the transaction, the combined company will operate as ANEW MEDICAL and expects to remain listed on NASDAQ.

ANEW is dedicated to realizing the potential of gene therapies to offer transformative patient outcomes in areas of high unmet medical need and extending the reach of gene therapies to highly prevalent neurodegenerative disorders. The Company has assembled a portfolio of gene therapies in partnership with leading scientific institutions and has built a core team with extensive experience in the gene therapy, drug development, and commercialization space. ANEW is initially focused on progressing programs that include alpha Klotho-based gene therapies for ALS, Alzheimer's disease, and Parkinson's disease.

Management Comments

Dr. Joseph Sinkule, CEO and Founder of ANEW, welcomed the signing of the agreement, saying, "ANEW is focused on developing disruptive new gene therapies to alleviate and/or reverse the progression of devastating neurodegenerative diseases. We are thrilled to be reaching this important milestone and we believe it will be incredibly beneficial for our mission as a company. The partnership with Redwoods as well as the listing on NASDAQ constitute an ideal pathway to raise additional capital and fund our strategic initiatives going forward. ANEW management looks forward to creating significant shareholder value over the next several years of product development and commercialization."

“We are delighted to announce the proposed merger with ANEW,” said Mr. Jiande Chen, CEO of Redwoods. “After undertaking a comprehensive process with external advisors to explore and evaluate numerous potential business combination partners, our board and management team believe this transaction with ANEW represents the best opportunity to create substantial value for our stockholders. This business combination, if completed, will result in Redwoods investors having an equity stake in a company that is focused on developing and commercializing potentially disruptive gene therapies to improve the lives of patients with neurodegenerative diseases. We are thrilled to support ANEW in its transition to a public company and to provide an avenue for ANEW to expeditiously meet its development milestones.”

Key transaction terms

The pro forma enterprise value of the combined company is up to US$94 million, which includes up to US$54 of cash held in the trust account of Redwoods, which is subject to redemption by Redwoods stockholders. These values exclude up to 5 million of additional earn-out shares that would be issued to ANEW stockholders if applicable stock performance-based requirements are met. The transaction, which has been unanimously approved by the boards of directors of ANEW and Redwoods, is subject to approval by their respective stockholders and other closing conditions. The proposed business combination contemplates that ANEW’s stockholders will roll 100% of their equity into the combined company and will be eligible to receive additional shares pursuant to an earn-out based on the combined company's future stock performance.

All cash remaining on the combined company’s balance sheet at the closing of the transaction, after the settlement of transaction-related expenses, is expected to be utilized by the combined company for working capital, growth, and other general corporate purposes. The proposed business combination is expected to be completed by the fourth quarter of 2023.

A more detailed description of the transaction terms and a copy of the definitive merger agreement will be included in a Current Report on Form 8-K to be filed by Redwoods with the United States Securities and Exchange Commission (the "SEC") and available at www.sec.gov.

Advisors

Chardan is acting as M&A and capital markets advisor to ANEW. Cyruli Shanks & Zizmor, LLP is acting as legal counsel to ANEW. Loeb & Loeb LLP is acting as legal counsel to Redwoods.

About ANEW

ANEW is a Wyoming corporation with a primary focus on developing disruptive new therapies to alleviate and/or reverse the progression of neurodegenerative diseases through the use of cell and gene therapy. ANEW has assembled a team of highly experienced pharmaceutical professionals and has licensed technologies that are essential and life-saving. Deploying the cell and gene therapy that integrates a proprietary gene splice variant called secreted klotho (s-KL) and delivery of the gene construct to the cytoplasm of cells using an adeno-associated virus (AAV) serotype 9 that concentrates the expressed protein in the central nervous system (CNS) and another AAV9 that has been shown to concentrate in muscle tissue.

About Redwoods

Redwoods Acquisition Corp. (NASDAQ: RWOD; "Redwoods”) is a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities.

Important Information about the Proposed Business Combination and Where to Find It

This press release relates to a proposed transaction between Redwoods and ANEW. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed business combination, Redwoods, ANEW and/or a successor entity of the transaction intends to relevant materials with the SEC, including a registration statement on Form S-4 containing a proxy statement/prospectus (the "Registration Statement") with the SEC. The Registration Statement will include a proxy statement/prospectus to be distributed to holders of Redwoods's common stock in connection with Redwoods's solicitation of proxies for the vote by Redwoods's stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to ANEW's stockholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, Redwoods will mail a definitive proxy statement, when available, to its stockholders.

Before making any voting or investment decision, investors and security holders and other interested parties are urged to read the Registration Statement, any amendments thereto and any other documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Redwoods, ANEW and the proposed business combination. Copies of these documents may be obtained free of charge at the SEC's website at www.sec.gov.

The documents filed by Redwoods with the SEC also may be obtained free of charge upon written request to Redwoods at c/o Redwoods Acquisition Corp., 1115 Broadway 12th Floor, New York, NY 10010. The documents filed by ANEW or any successor entity of the transaction with the SEC also may be obtained free of charge upon written request to ANEW at 13576 Walnut Street, Suite A, Omaha, NE 68144 USA.

Participants in the Solicitation

Redwoods and ANEW and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Redwoods' stockholders with respect to the proposed business combination under the rules of the SEC. Securityholders may obtain more detailed information regarding the names, affiliations, and interests of certain of Redwoods' executive officers and directors in the solicitation by reading Redwoods' Registration Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. Information about Redwoods' directors and executive officers and their ownership of Redwoods common stock is set forth in its prospectus related to its initial public offering dated April 1, 2022. Other information regarding the interests of Redwoods' participants in the proxy solicitation, which in some cases, may be different than those of their stockholders generally, will be set forth in the Registration Statement relating to the proposed business combination when it becomes available. These documents can be obtained free of charge at the SEC's web site at www.sec.gov.

ANEW and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Redwoods in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement for the proposed business combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward-Looking Statements

Certain statements made in this press release are "forward-looking statements" within the meaning of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties' ability to close the proposed business combination and related transactions, the anticipated benefits of the proposed business combination, and the financial condition, results of operations, earnings outlook and prospects of Redwoods and/or the proposed business combination and related transactions and may include statements for the period following the consummation of the proposed business combination and related transactions. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as "plan," "believe," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of Redwoods and ANEW, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including: risks related to ANEW’s businesses and strategies; the ability to complete the proposed business combination due to the failure to obtain approval from Redwoods’s stockholders or satisfy other closing conditions in the definitive merger agreement; the amount of any redemptions by existing holders of Redwoods’s common stock; the ability to recognize the anticipated benefits of the business combination; other risks and uncertainties included under the header "Risk Factors" in the Registration Statement to be filed by Redwoods, ANEW and/or a successor entity of the transaction, in the final prospectus of Redwoods for its initial public offering dated April 1, 2022; and in Redwoods’s other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ANEW and Redwoods assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ANEW nor Redwoods gives any assurance that ANEW, Redwoods or the combined company will achieve its expectations.